UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Oct. 7, 2011

DYNAMIC GOLD CORP.
(Exact name of Registrant as specified in charter)

Nevada	333-119823	Applied For
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

506 – 675 West Hastings Street, Vancouver, British Columbia	V6B 1N2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(604) 488-0860

 Not Applicable

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS

(b) Resignation of Chief Financial Officer

Mr. Gordon Steblin resigned from the position of Chief Financial Officer of Dynamic Gold Corp. on October 5, 2011 effective October 5, 2011, to pursue other business interests. Mr. Steblin did not resign due to any disagreements, in whole or in part with the Company, or because of any improprieties or any other matter relating to the Company’s operations, policies or practices.

(c) Appointment of New Chief Financial Officer

The Board of Directors has appointed Mr. Robert Hall, BA, as Chief Financial Officer of Dynamic Gold Corp.

Mr. Hall is thirty-four (34) years of age. Mr. Hall graduated from the University of British Columbia in 2002 with a Bachelor’s degree in Education. Mr. Hall has over 5 years experience in the public markets.

There is no family relationship between Mr. Hall and the existing officers and directors of Dynamic Gold Corp.

There are no relationships or related transactions required to be disclosed concerning Mr. Hall.

Dynamic Gold Corp. has not entered into an employment agreement with Mr. Hall and does not expect to enter into an employment agreement with Mr. Hall at this time.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 5.02 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Tim Coupland
Tim Coupland
President, Chief Executive Officer and
a Member of the Board of Directors

Dated: October 7, 2011

Exhibit 99.1

NEWS RELEASE TRANSMITTED BY STOCKWATCH

FOR: DYNAMIC GOLD CORP.

OTC Bulletin Board SYMBOL: DYGO

Dynamic Gold Corp. (“the Company”) is pleased to announce the appointment of Robert Hall, BA, as the Chief Financial Officer of the Company and will replace Gordon Steblin who is resigning to pursue other business interests. Robert Hall graduated from the University of British Columbia in 2002 with a Bachelor’s Degree in Education. Mr. Hall has over 5 years of public market experience and acts in the capacity of director and corporate development for Alberta Star Development Corp. and Arctic Hunter Uranium Inc.

FOR FURTHER INFORMATION PLEASE CONTACT:

Dynamic Gold Corp.
Tim Coupland
President and CEO
(604) 681-3131
(604) 408-3884 (FAX)

INDUSTRY: Manufacturing and Production-Mining and Metals
SUBJECT: COF

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